EXHIBIT 99.2

September 29 & 30, 2004 Jim Mulva President and CEO ConocoPhillips Vagit Alekperov President LUKOIL STRATEGIC ALLIANCE

CAUTIONARY STATEMENT CAUTIONARY STATEMENT FOR THE PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 The following presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify forward-looking statements by the words "expects," "anticipates," "intends," "plans," "projects," "believes," "estimates," and similar expressions. For risks related to these forward-looking statements, please review ConocoPhillips' SEC filings, including Form 10-K for the year ended December 31, 2003 and the recently filed Form 10-Q for the quarter ending June 30, 2004. By their very nature, forward- looking statements involve inherent risks and uncertainties, both general and specific, and risks exist that the predictions, forecasts, projections, and other forward-looking statements will not be achieved. You should be aware that a number of important factors could cause actual results to differ materially from the plans, objectives, expectations, estimates, and intentions expressed in such forward-looking statements, including the parties' ability to close the transaction and, if and when closed, to execute their strategic plans and capture the synergies discussed in this presentation. The parties disclaim any obligation to announce publicly any revision to any of the forward-looking statements contained in this release, or to make corrections to reflect future events or developments. Cautionary Note to U.S. Investors - The U. S. Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. ConocoPhillips uses certain terms in this presentation such as "oil/gas resources", "Syncrude", and/or "Society of Petroleum Engineers (SPE) proved reserves" that the SEC's guidelines strictly prohibit including in filings with the SEC. U.S. investors are urged to consider closely the oil and gas disclosures in ConocoPhillips' Form 10-K for the year ended December 31, 2003. This presentation includes certain non-GAAP financial measures, as indicated. Such non-GAAP measures are intended to supplement, not substitute for, comparable GAAP measures. Investors are urged to consider closely the GAAP reconciliation tables provided in the presentation Appendix.

Jim Mulva President and CEO ConocoPhillips STRATEGIC EQUITY ALLIANCE

Strategic factors favor cooperation of efforts in global oil industry Focus on capital intensive production in difficult conditions LUKOIL and ConocoPhillips form a strategic alliance to respond Accelerated development of Russian oil and gas reserves Further bi-lateral energy development between US and Russia RESPONDING TO THE GLOBAL CHALLENGES

ALLIANCE OF TWO STRONG PARTNERS ConocoPhillips LUKOIL Operations Over 40 countries Over 30 countries Market Cap $56B $27B 2003 Production 1.6 mln boe/day 1.7 mln boe/day YE 2003 Reserves* 7.8 BBOE 20.1 BBOE Refining Largest in the U.S. 4th largest in world Largest Russian refiner Note: ConocoPhillips reserves are on an SEC basis; LUKOIL reserves are on an SPE basis

WORLD CLASS RESERVES AND PRODUCTION XOM LUKOIL* BP Yukos* RD Shell CVX TOT COP ENI 12.075 16 10.316 14.7 6.6 8.599 7.323 5.171 4.138 9.1282 4.1 7.7548 1.3 7.5 3.365 3.7112 2.6767 3.134 21.2032 20.1 18.07 16 14.1 11.964 11.034 7.8477 7.272 Source: Company Filings. * LUKOIL and Yukos reserves are SPE basis. YE 2003 Reserves, BBOE 2003 Production, MMBOEPD Oil Gas XOM RD Shell BP CVX TOT LUKOIL Yukos COP ENI 2.516 2.333 2.121 1.808 1.661 1.622 1.62 1.003 0.981 1.6865 1.475 1.4355 0.7153 0.7977 0.061 0.09 0.587 0.581 4.2025 3.808 3.5565 2.5233 2.4587 1.683 1.71 1.59 1.562

ConocoPhillips becomes strategic equity investor in LUKOIL First step taken with purchase of 7.6% of LUKOIL at privatization Near term ownership objective is 10% ConocoPhillips is permitted to acquire up to 20% of LUKOIL pursuant to a comprehensive Shareholder Agreement Joint development of world class reserves Northern Timan-Pechora Joint Venture (Nenets Okrug, Russia) Includes participation in full value chain and access to international markets Cooperate to pursue West Qurna-2 PSA in Iraq Supported by Russian and U.S. governments TRANSACTION OVERVIEW

ConocoPhillips

EQUITY TRANSACTION

- **Strategic Equity Investor in LUKOIL**
  - **ConocoPhillips becomes LUKOIL's exclusive equity partner**
  - **ConocoPhillips is permitted to acquire up to 20% of LUKOIL**
  - **ConocoPhillips near-term ownership objective is 10%**
    - Initial acquisition of 7.6% of LUKOIL through government privatization process at $30.76/share, or $1.988 B
    - Tender offer for up to 2.4% of LUKOIL stock at $30.76/share
  - **ConocoPhillips may acquire additional LUKOIL shares at its own timing**
  - **Comprehensive shareholders agreement details governance**

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Corporate Governance

ConocoPhillips

Components:	LKOD	COP
US GAAP accounts*	Y	Y
Quarterly reporting	Y	Y
Listing	LSE	NYSE
Independent BOD members	Y	Y
Audit Committee	Y	Y
Management stock incentives	Y	Y

- Alliance of partners with strong corporate governance foundations
- Initially one ConocoPhillips Board member (full BOD of 11 members) with participation on board committees
- LUKOIL to seek charter amendments requiring unanimous BOD approval for certain key decisions

Note: LUKOIL's US GAAP uses SPE reserves; ConocoPhillips' US GAAP uses SEC reserves (per FAS 19 requirements)

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ConocoPhillips and LUKOIL will exchange management and other employees through secondment 15-20 managers initially, starting Q1-2005 Long-term with involvement in the host company's processes Secondment Objectives: Sharing of organizational and technological practices Development of cross-functional expertise Establishing closer ties between the two companies MANAGEMENT EXCHANGE

Strategic alliance with Russia's leading international oil and gas company Meaningful ownership position and governance rights Active JV participation in Russia Vast undeveloped hydrocarbon region Potential large opportunity in Iraq Participation in key corporate and operational decisions Enhances current growth portfolio THE RIGHT TRANSACTION FOR CONOCOPHILLIPS

Vagit Alekperov President LUKOIL COOPERATION IN UPSTREAM

Affirms government's openness to foreign investment in Russia Successfully concludes Russian government's privatization of LUKOIL Russian government to receive $1.988 billion in auction proceeds Enhances energy cooperation and economic and political ties with United States Potential for Russian crude oil and natural gas to supply U.S. markets Accelerates development of Russia's vast undeveloped resources: Increased revenues, employment, & infrastructure development THE RIGHT TRANSACTION FOR RUSSIA

Strategic alliance with trusted long-term partner Sharing experience in the international energy business through management exchange Enhancement to growth plans through exposure to global best practices and technology, including arctic & offshore operations, gas commercialization, refining and information systems and reporting Affirmation of LUKOIL as Russia's leading international oil and gas company and a global energy player Potential cooperation in supply activity in Europe Acceleration of development of West Qurna through joint efforts Increased resources for accelerated development of greenfield projects both in Russia and internationally Increased net income and shareholder value through efficiencies and other benefits of this partnership THE RIGHT TRANSACTION FOR LUKOIL

NORTHERN TIMAN-PECHORA JV



MOSCOW
Northern Timan-Pechora Joint Venture
Existing ConocoPhillips Joint Venture (Polar Lights)
Varandey
YK Development Area
0 20 40 60 80 100 Kilometers

- 16,289 sq. km. (over 4 MM acres) AMI for further development opportunities

ConocoPhillips joins LUKOIL in development of Timan-Pechora – its premier near-term growth region

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ConocoPhillips

TIMAN-PECHORA JV

LUK

- **World-class oil assets**
  - Largely undeveloped basin with significant discoveries
  - New production from YK field expected to initiate in 2007
    - Total JV production ramping up to ~200 MBOPD in 2008-2011
  - Exported through terminal at Varandey, with planned expansion to capacity of 240 MBOPD
- **Governance principles to maximize value**
  - Economic interest: LUKOIL 70% / ConocoPhillips 30%
  - Management and decision making: 50 / 50
  - Joint staffing to facilitate sharing of best practices
- **Purchase price**
  - More than $370 MM for 30% share in oil and gas resources
  - 30% share of JV working capital, determined at closing
  - 30% share of JV capital expenditures from January 1, 2004, determined at closing

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WEST QURNA - 2 Turkey Saudi Arabia Iraq Syria Kuwait City Basra Rumailah FIeld West Qurna Baghdad Extension of giant 22 BBOE Rumailah Field LUKOIL and ConocoPhillips to jointly pursue West Qurna PSA in Iraq Subject to confirmation from the Iraqi government that PSA is still valid Assuming completion, interests would be: LUKOIL 51% (currently 68.5%), ConocoPhillips 17.5%, Iraq Government 25%, Other Russian companies 6.5% Source: Wood Mackenzie 2004.

Innovative transaction expands on strong historical ConocoPhillips / LUKOIL relationship Serves strategic objectives of both companies For ConocoPhillips, increased access to important resource regions with strong partner For LUKOIL, application of global energy company management practices to its world-class asset base Opportunities for future cooperation Value growth for both companies SUMMARY

September 29 & 30, 2004 Jim Mulva President and CEO ConocoPhillips Vagit Alekperov President LUKOIL STRATEGIC ALLIANCE QUESTIONS AND ANSWERS